MEDPLUS, INC.
            8805 Governor's Hill Drive, Suite 100
                     Cincinnati, Ohio 45249

      NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                         JULY 25, 2000

TO THE SHAREHOLDERS OF MEDPLUS, INC.:

You are cordially invited to attend the Annual and Special Meeting of the Shareholders of MedPlus, Inc. to be held on July 25, 2000 at 9:00 a.m. at the Marriott Hotel Northeast, 9664 Mason-
Montgomery Road, Mason, Ohio 45040, for the purpose of considering and acting on the following:

1.  Election of eight directors to serve until the 2001 Annual
Meeting.

2. Approval of an amendment to the Company's Articles of Incorporation increasing the number of shares of Common Stock which the Company is authorized to issue from 15,000,000 to 25,000,000 shares.

3. Approval of an amendment to the Company's Articles of Incorporation that authorizes the Company to issue a new class of preferred stock of the Company.

4. Approval of an amendment to the 1994 Long-Term Stock Incentive Plan increasing the total number of shares of the Company's Common Stock subject to grants thereunder from 2,000,000 shares to 3,000,000 shares.

5. Approval of the issuance of 1,534,772 shares of the Company's Common Stock and warrants to purchase up to 2,884,513 shares of the Company's Common Stock for purposes of complying with the shareholder approval requirements of The Nasdaq Stock Market.

6. Approval of the issuance of 1,534,772 shares of the Company's Common Stock and warrants to purchase up to 2,884,513 shares of the Company's Common Stock for purposes of complying with the shareholder approval requirements of the Ohio Control Share Acquisition Act.

7. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on May 31, 2000 will be entitled to vote at the meeting.

By Order of the Board of Directors

Robert E. Kenny III
Secretary
June 30, 2000

__________________________________________________________________
                            IMPORTANT

     A Proxy Statement and proxy are submitted herewith. As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this Annual and Special Meeting in person. The enclosed envelope for return of proxy requires no postage if mailed in the U.S.A. Shareholders attending the meeting may personally vote on all matters which are considered in which event their signed proxies are revoked. It is important that your shares be voted. In order to avoid the additional expense to the Company of further solicitation, we ask your cooperation in mailing your proxy promptly.
__________________________________________________________________

                              PROXY STATEMENT

                           MEDPLUS, INC.
              8805 Governor's Hill Drive, Suite 100
                     Cincinnati, Ohio  45249
                            June 30, 2000

             ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                           July 25, 2000

                            INTRODUCTION

The enclosed form of proxy is being solicited on behalf of the Board of Directors of MedPlus, Inc. (also referred to as "MedPlus" or the "Company") for the Annual and Special Meeting of Shareholders to be held on July 25, 2000. Each of the 6,225,275 shares of Common Stock, without par value, and 2,371,815 shares of Series A Convertible Preferred Stock, outstanding on May 31, 2000, the record date of the meeting, is entitled to one vote on all matters coming before the meeting. Only shareholders of record of the Company at the close of business on May 31, 2000 will be entitled to vote at the meeting either in person or by proxy.
This Proxy Statement is being mailed to shareholders on or about
June 30, 2000.

The shares represented by all properly executed proxies that are sent to the Company will be voted as designated and each not designated will be voted affirmatively. Unless otherwise provided in writing by a shareholder and subject to applicable law, each person granting a proxy may revoke it by giving notice to the Company's Secretary in writing or in open meeting at any time before it is voted. Proxies will be solicited principally by mail, but may also be solicited by directors, officers and other regular employees of the Company who will receive no compensation therefor in addition to their regular salaries. Brokers and others who hold stock in trust will be asked to send proxy materials to the beneficial owners of the stock, and the Company will reimburse them for their expenses. The expense of soliciting proxies will be borne by the Company.

The Annual Report of the Company for the fiscal year ended January 31, 2000 ("fiscal 2000") is enclosed with this Proxy Statement
(see "Incorporation of Certain Documents by Reference").

                      ELECTION OF DIRECTORS

Eight directors are to be elected to hold office until the 2001 Annual Meeting of Shareholders. It is the intention of the individuals named in the proxy to vote for the election of only the eight nominees named. Only the maximum of eight directors may be elected. The Company is not currently aware of any potential candidates who may be nominated at or prior to the meeting, and in no event will the proxies solicited hereby be voted for other than the eight nominees named.

The nominees, Richard A. Mahoney, Robert E. Kenny III, Paul J. Stein, Martin A. Neads, Philip S. Present II, Edward Cahill, Edward L. Samek and Kenneth W. Freeman, are currently serving as members of the Board of Directors. While management has no reason to believe that any of the nominees will, prior to the date of the meeting, refuse or be unable to accept his nomination, should any nominee so refuse or become unable to accept, the proxies will be voted for the election of such substitute nominee, if any, as may be recommended by the Board of Directors. Nominees receiving the eight highest totals of votes cast in the election will be elected as directors. Proxies in the form solicited hereby that are returned to the Company will be voted in favor of the eight nominees specified above unless otherwise instructed by the shareholders. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election.

Directors are elected annually and serve for one year terms.
Information with respect to each of the eight nominees is as follows:

Richard A. Mahoney, age 52, has been the Company's President and a director of the Company since January 1991. While Mr. Mahoney has been the President of the Company since its inception, Mr. Mahoney has held the titles of Chairman of the Board and Chief Executive Officer of the Company since November 1995. Mr. Mahoney has extensive experience in the areas of strategic planning, marketing, and financing for health care institutions. In addition, he has lectured on subjects such as managed care, capitation, integrated provider networks, computer-based patient record systems and regional health care alliances. Prior to joining the Company, Mr. Mahoney was president of a company that provided equipment financing for hospitals and related organizations.

Robert E. Kenny III, age 44, an attorney engaged in the private practice of law since 1985, has served as Secretary of the Company since its inception and as a director of the Company since 1991. Prior to 1985, Mr. Kenny was an associate with Seeley, Savage, and Aussem, a law firm in Cleveland, Ohio. Prior to that, Mr. Kenny was a tax accountant with Price Waterhouse.

Paul J. Stein, age 53, has been a director of the Company since
1991. Mr. Stein has been a self-employed marketing consultant and manufacturer's representative since October 1990.

Martin A. Neads, age 51, became a director of the Company in December 1998. Mr. Neads is currently an executive director and business consultant with European IT Solutions, Ltd. (EITS). Prior to joining EITS, Mr. Neads was Vice President and General Manager of Operations and Senior Vice President and General Manager of the Software Products Division for Structural Dynamics Research Corp., a leading international provider of mechanical design automation software and engineering services.

Philip S. Present II, age 49, joined the Company in April 1995 as Vice President of Corporate Development. Mr. Present was named the Chief Operating Officer of the Company in June 1996. Mr. Present became a director of the Company on December 13, 1997 to fill a vacancy created on the Board by an increase in the number of directors of the Company from five to six. From September 1973 to March 1995, Mr. Present was employed by the certified public accounting firm of KPMG Peat Marwick LLP, most recently serving as the Partner-in-Charge of the Information Communication and Entertainment Practice for the Ohio Valley and Southeast regions of the United States. From 1987 to 1993, Mr. Present was Partner-in-Charge of the Audit Practice - Cincinnati.

Edward L. Cahill, age 47, joined the Company as a director in June 1999. Mr. Cahill is a partner of HLM Management, where he heads private equity investment. Previously he was a founding partner of Cahill, Warnock & Company, a private equity firm that invests in emerging public and private companies. Prior to founding Cahill, Warnock & Company, Cahill was a Managing Director at Alex. Brown & Sons where he headed that firm's Health Care Investment Banking Group. While at Alex. Brown, his group completed offerings for the first public companies in the home health care, health maintenance organization and ambulatory surgery center industries, as well as several of the leading biopharmaceutical companies.

Edward L. Samek, age 63, joined the Company as a director in February, 2000. Samek currently serves as the Vice Chairman and as a director of MedQuist Inc., the country's largest provider of electronic medical transcription services to hospitals, clinics and group practices. Mr. Samek had been the Chairman and Chief Executive Officer of The MRC Group, a leading privately-held electronic medical transcription company that was acquired by MedQuist in December 1998. He has also served as President of SecrePhone Ltd., also a provider of medical transcription services, Hudson Pharmaceutical Corporation and Childcraft Education Corporation. Mr. Samek, a director of the Medical Transcription Industry Alliance, served as president of that organization for two terms during the period 1996-1999.

Kenneth W. Freeman is Chairman of the Board and Chief Executive Officer of Quest Diagnostics. Mr. Freeman joined Quest Diagnostics in May 1995 as President and Chief Executive Officer, was elected a director in July 1995 and was elected Chairman of the Board in December 1996. Prior to 1995, he served in a variety of financial and managerial positions at Corning, which he joined in 1972. He was elected controller and a Vice President of Corning in 1985, Senior Vice President in 1987, General Manager of the Science Products Division in 1989 and Executive Vice President in 1993. He was appointed President and Chief Executive Officer of Corning Asahi Video Products Company in 1990.

           BOARD OF DIRECTORS MEETINGS AND COMMITTEES

In the fiscal year ended January 31, 2000, the Board of Directors met on three occasions. Each of Messrs. Kenny, Stein, Neads, Present, Mahoney, Samek and Cahill attended 100% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served). Mr. Hilnbrand, who resigned from his position on the Board of Directors effective May 31, 2000, did not attend any of the meetings of the Board of Directors, but did execute the five Actions By Unanimous Written Consent of the Directors which were executed during the fiscal year ended January 31, 2000

The Company has an Audit Committee of the Board of Directors, the members of which are not officers or employees of the Company.
The Audit Committee, which held two meetings during the fiscal year ended January 31, 2000, recommends to the entire Board of Directors the independent auditors to be employed by the Company, consults with the independent auditors with respect to their audit plans, reviews the independent auditors' report and any management letters issued by the auditors, and consults with the independent auditors with regard to financial reporting and the adequacy of internal controls. The members of the Audit Committee during the fiscal year ended January 31, 2000 were Messrs. Kenny, Cahill and Hilnbrand. Since Mr. Hilnbrand's resignation from the Board of Directors, Mr. Samek has replaced him on the Audit Committee.

The Company has a Compensation Committee of the Board of Directors, the members of which are not officers or employees of the Company. The Compensation Committee, which held three meetings during the fiscal year ended January 31, 2000, recommends to the entire Board of Directors the compensation arrangements, including grants of stock options and other incentives under the Company's 1994 Long-Term Stock Incentive Plan, for the corporate officers of the Company and reviews proposed changes in management organization. The present members of the Compensation Committee are Messrs. Stein, Kenny and Neads.


            AMENDMENTS TO THE ARTICLES OF INCORPORATION

INCREASE IN AUTHORIZED SHARES

As of May 31, 2000, of the 15,000,000 shares of Common Stock of the Company currently authorized for issuance by the Company's Articles of Incorporation, 6,225,275 were outstanding, and an additional 2,371,815 are subject to issuance related to the Company's convertible preferred stock. Because such a large percentage of the Company's authorized shares have been issued, the Board of Directors believes that the Company's Articles of Incorporation should be amended to allow for the issuance of additional shares of Common Stock by the Board from time to time for proper corporate purposes. Thus, the Board has approved, and recommends the shareholders adopt, an amendment to the Company's Articles of Incorporation which increases the number of shares of Common Stock which the Company is authorized to issue from 15,000,000 to 25,000,000 shares.

The newly authorized shares of Common Stock will be issuable periodically by the Board of Directors for any proper corporate purpose without shareholder approval unless such approval is required by law. The Board may issue these shares for a number of reasons, including financings, payment of stock dividends, subdivision of outstanding shares through stock splits, employee stock options and bonuses and corporate acquisitions. The additional shares could also be issued in a private placement transaction to a third party favored by the Board in the event of a takeover attempt directed at the Company. Such an issuance could give the favored party an advantage over a competing party in a contest to acquire control of the Company.

At the present time, the Company has no immediate plan to issue additional shares of Common Stock other than in conjunction with the Agreement (described below) with Quest Diagnostics Incorporated, corporate transactions in the ordinary course of business and pursuant to the Company's 1994 Long-Term Stock Incentive Plan and the MedPlus, Inc. Directors' Non-Discretionary Stock Option Plan.

At the Annual and Special Meeting, the following resolution will be introduced:

RESOLVED, that Article Fourth, subsection (a), of the Articles of Incorporation of the Company be amended to read in its entirety as described on Exhibit A to this Proxy Statement.

Adoption of the above resolution requires the affirmative vote of the holders of at least a majority of the Company's outstanding shares of common and Class A Preferred stock. Proxies received in response to this solicitation will be voted in favor of the proposal unless the shareholder otherwise instructs. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as votes cast against the resolution. The Board of Directors recommends the adoption of the resolution.

CREATION OF NEW CLASS OF PREFERRED STOCK

The Board of Directors believes that an additional class of preferred stock of the Company should be available for issuance by the Board from time to time for proper corporate purposes. The Articles of Incorporation presently authorize the issuance of Common stock and one class of preferred stock, Class A Preferred Stock, each with a par value of $.01 per share. The Board believes an additional class of preferred stock will allow the Company greater flexibility in its efforts to raise additional capital in the future.

If the amendment is adopted, the Board has approved, and recommends the shareholders adopt, an amendment to the Articles of Incorporation which creates and authorizes the Company to issue 5,000,000 shares of an additional class of preferred stock ("Class B Preferred Stock") as permitted by Section 1701.14 of the Ohio Revised Code.

Specifically, the Board of Directors has determined that it would be in the best interests of the Company and its shareholders to expand the Company's activities into the e-health market (i.e., World Wide Web based health care information). Such an expansion will require additional capital. The most effective way to raise this capital may be through a private offering of equity securities in the Company made to accredited and/or institutional investors. The terms and conditions of any such offering will be determined through arms' length negotiations It is not possible to determine in advance what those terms and conditions may be, but the Company anticipates that potential investors may insist on receiving equity securities which contain preferences and terms beyond those associated with Common Stock or Class A Preferred Stock. Because of the Company's potential need for equity capital in the future and the inability to define at this time the terms and conditions upon which such capital might be obtained, the Board believes it would be advisable to create the Class B Preferred Stock.

If the amendment is adopted, the newly authorized shares of Class B Preferred Stock will be issuable from time to time by action of the Board of Directors for any proper corporate purpose, without shareholder approval unless required by applicable law or rules of the Nasdaq National Market. These purposes could include, in addition to Company financing, payment of stock dividends, subdivision of outstanding shares through stock splits, employee stock options and bonuses, and corporate acquisitions. The additional shares could also be issued in a private placement transaction to a third party favored by the Board in the event of a takeover attempt directed at the Company, which could give the favored party an advantage over a competing party in a contest to acquire control of the Company. Specifically, the Board of Directors will have broad discretion to determine the terms of the Class B Preferred Stock without future shareholder approval, including, without limitation, the dividend rates, liquidation preference, redemption provisions, conversions and sinking find provision, if any, and any other designations, preferences and relative, participating, optional and other special rights, or the qualifications, limitations or restrictions thereof. In no event, however, will the holders of Class B Preferred Stock be granted voting rights superior to the voting rights of any other existing class of stock authorized for issuance by the Company.

At the Annual and Special Meeting, the following resolution will be introduced:

RESOLVED, that, except for subsection (a) thereof, Article Fourth of the Articles of Incorporation of the Company be amended to read in its entirety as described on Exhibit A to this Proxy Statement.

Adoption of the above resolution requires the affirmative vote of the holders of at least a majority of the Company's outstanding shares of common and Class A Preferred stock. Proxies received in response to this solicitation will be voted in favor of the proposal unless the shareholder otherwise instructs. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as votes cast against the resolution. The Board of Directors recommends the adoption of the resolution.

   AMENDMENT TO 1994 MEDPLUS, INC. LONG-TERM STOCK INCENTIVE PLAN

A key factor in the Company's continuing advancement and growth is its ability to attract, motivate and retain highly qualified employees. The market for such employees, especially in the Company's high technology industry, continues to be extremely competitive. The Company has historically utilized stock-based incentives to attract, motivate and retain employees and hopes to continue to do so. Because a number of the companies with which the Company and its subsidiaries compete for employees make extensive use of stock-based incentives to maintain a highly qualified employee base, the Company believes that stock-based incentives enable the Company to cost-effectively compete for the talents of key employees. In addition, the Company believes that by providing its employees with the opportunity to purchase the Company's Common Stock at attractive prices, it is giving employees a chance at a long-term ownership stake in the Company; as a result, the economic interests of the Company's employees and those of its shareholders are aligned.

For the above reasons, the Company has in place the 1994 MedPlus, Inc. Long-Term Stock Incentive Plan (the "Long-Term Plan"). Subject to the provisions of the Long-Term Plan, a Committee of the Board of Directors designated to administer the Long-Term Plan (the "Committee") may at any time, or from time to time, grant stock incentives under the Long-Term Plan to, and only to, those employees who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary ("Eligible Employees"). Stock incentives may be granted in the form of a stock option ("Option"), a stock appreciation right ("SAR"), a stock award ("Stock Award"), or a combination of an Option, a SAR, and/or a Stock Award.

The Board of Directors believes that additional shares of Common Stock should be available for issuance by the Board from time to time to Eligible Employees pursuant to the Long-Term Plan. As of May 31, 2000, 1,948,288 of the currently authorized 2,000,000 shares of Common Stock subject to stock incentives and awards which may be granted under the Long-Term Plan had been granted. Thus, the Board has approved, and recommends the shareholders adopt, an amendment to the Long-Term Plan which increases the number of shares of Common Stock which the Board is authorized to issue thereunder from 2,000,000 to 3,000,000 shares.

The maximum amount of Common Stock with respect to which stock incentives may be granted to any person during any calendar year (the "Maximum Annual Grant") is 50,000 shares; provided, however, that in the case of a grant made to a recipient upon the recipient's initial hiring by the Company or in lieu of a cash bonus, the Maximum Annual Grant is increased to 100,000 shares.

Shares of Common Stock subject to stock incentives granted under the Long-Term Plan may be either authorized but unissued shares or shares held in the Company's treasury, or any combination thereof, in the discretion of the Committee. The number of shares of Common Stock which may be granted under the Long-Term Plan as Stock Awards in any calendar year may not exceed 25,000.

The Long-Term Plan is administered by the Committee which consists of not less than three directors of the Company designated by the Board of Directors in accordance with the Code of Regulations of the Company; provided, however, that no director may be designated as or continue to be a member of the Committee unless such director is at the time of designation and service a "disinterested person" within the meaning of Rule 16b-3 of the Securities and Exchange Commission (or any successor provision at the time in effect). Grants of stock incentives may be recommended by the Committee either with or without consultation with employees, but the Committee has full authority to act in the matter of selection of all Eligible Employees and in recommending stock incentives to be granted to them.

The Long-Term Plan may be amended by the Board of Directors upon the recommendation of the Committee, provided that, without the approval of the shareholders of the Company, no amendment shall be made which (i) increases the maximum aggregate number of shares of Common Stock that may be issued or transferred pursuant to stock incentives, (ii) withdraws the administration of the Long-Term Plan from the Committee or amends the provisions of the Long-Term Plan with respect to eligibility and disinterest of members of the Committee, (iii) permits any person who is not at the time an Eligible Employee of the Company or of a subsidiary to be granted a stock incentive, (iv) permits any Option to be exercised more than ten years after the date it is granted, (v) amends the Long-Term Plan to extend the date set forth therein for shareholder approval or (vi) amends the provisions governing the amendment process. However, the Board of Directors may by resolution, adopted by a majority of the entire Board of Directors, discontinue the Long-Term Plan. No amendment or discontinuance of the Long-Term Plan by the Board of Directors or the shareholders of the Company will, without the consent of the employee, adversely affect any stock incentive previously granted to such employee.

On May 31, 2000, the closing price of the Company's Common Stock on the Nasdaq National Market was $5.1875.

The resolution which will be introduced at the Annual and Special
Meeting seeking approval of an amendment to the Long-Term Plan is as follows:

RESOLVED, that Section 4(a) of the 1994 Long-Term Stock Incentive
Plan be amended to read in its entirety as follows:

"(a) The maximum aggregate number of shares of Common Stock subject to Stock Incentives that may be granted to participants in the Plan shall be 3,000,000. Shares of Common Stock subject to Stock Incentives granted under this Plan may be either authorized but unissued shares or shares held in the Company's treasury, or any combination thereof, in the discretion of the Committee."

Adoption of the above resolution requires the affirmative vote of the holders of at least a majority of the Company's outstanding shares of common and Class A Preferred stock. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the resolutions unless otherwise instructed by the shareholders. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as votes cast against the resolutions, provided such shares are properly present at the meeting in person or by proxy.

 APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK
AND A WARRANT TO PURCHASE SHARES OF THE COMPANY'S COMMON STOCK

Background

In June 19, 2000, the Company entered into a Stock Subscription Agreement (the "Agreement") with Quest Diagnostics Incorporated ("Quest Diagnostics") pursuant to which Quest Diagnostics agreed to purchase (a) a total of 1,818,465 shares of Common Stock from the Company and (b) a warrant to purchase a total of 2,884,513 additional shares of the Company's Common Stock (the "Warrant") in exchange for a total of $9,478,749. The Agreement and the Warrant are attached to this Proxy Statement as Exhibits B and C. On June 19, 2000, Quest Diagnostics purchased from the Company 283,693 shares of Common Stock for $1,478,750. Quest Diagnostics' purchase of the balance of the 1,818,465 shares of Common Stock that Quest Diagnostics has agreed to purchase directly from the Company, or 1,534,772 shares, is subject to shareholder approval of the transaction contemplated herein as required by the Ohio Control Share Acquisition Act and the Nasdaq Stock Market. In addition, although the Warrant was issued in full on June 19, 2000, it is not exercisable with respect to 2,691,966 of the common shares subject thereto until the Company has obtained shareholder approval of the transaction contemplated herein as required by the Ohio Control Share Acquisition Act and the Nasdaq Stock Market. The proceeds of the sale of the common stock and the Warrant will be utilized to fund working capital requirements and retire certain subordinated indebtedness.

The Nasdaq Stock Market

The Company's Common Stock is traded on The Nasdaq National Market. It is now the policy of The Nasdaq Stock Market to require shareholder approval of the issuance, other than in a public offering, of securities if such securities would have, upon issuance, voting power equal to or in excess of 20% of the Company's total voting power outstanding before such issuance. The issuance of the Common Shares and the Warrant described above could provide Quest Diagnostics with greater than or equal to 20% of the total voting power outstanding before such issuance. As such, acquisition of such shares and the Warrant by Quest Diagnostics must be authorized by the Company's shareholders in accordance with the Nasdaq National Market policy.

At the Annual and Special Meeting, the following resolution will be introduced:

RESOLVED, that, for purposes of complying with the applicable requirements of The Nasdaq Stock Market, the shareholders of MedPlus, Inc. do hereby approve the Company's issuance of 1,534,772 shares of Common Stock and 2,691,966 shares subject to the Warrant as described in the Proxy Statement relating to this Annual and Special Meeting of Shareholders

The affirmative vote of the holders of a majority of the voting power of the Company's outstanding shares of common and Class A Preferred stock present in person or by proxy at the Annual and Special Meeting is required to adopt the resolution. Proxies in the form solicited hereby that are returned to the Company will be voted in favor of the resolution unless otherwise instructed by the shareholders. Abstentions will have the same effect as votes cast against the resolution, provided such shares are properly present at the meeting in person or by proxy. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome of the proposal. The Board of Directors recommends the adoption of the resolution.

The Ohio Control Share Acquisition Act

The Company is an issuing public corporation incorporated in Ohio, and as such is subject to the laws contained in the Ohio Revised Code (the "Code"). Section 1701.831 of the Code provides that any "control share acquisition" of an issuing public corporation may be made only with the prior authorization of the shareholders of such corporation. For purposes of the Code, a "control share acquisition" means the acquisition by any person of shares of an issuing public corporation that would entitle such person, immediately after such acquisition, to direct the exercise of the voting power of the corporation in the election of directors within any of the following ranges: (a) one-fifth or more but less than one-third of such voting power; (b) one-third or more but less than a majority of such voting power; or (c) a majority or
more of such voting power.   The issuance of the Common Shares and
the Warrant described above could provide Quest Diagnostics with greater than or equal to one-fifth of the voting power in the election of the Company's directors. As such, acquisition of such shares and the Warrant by Quest Diagnostics must be authorized by the Company's shareholders in accordance with the Code.

At the Annual and Special Meeting, the following resolution will be introduced:

RESOLVED, that, for purposes of complying with the applicable requirements of the Ohio Control Share Acquisition Act, the shareholders of MedPlus, Inc. do hereby approve the Company's issuance of 1,534,772 shares of Common Stock and 2,691,966 shares subject to the Warrant as described in the Proxy Statement relating to this Annual and Special Meeting of Shareholders

The affirmative vote of the holders of a majority of the voting power of the Company's outstanding shares of common and Class A Preferred stock present in person or by proxy at the Annual and Special Meeting is required to adopt the resolution. Proxies in the form solicited hereby that are returned to the Company will be voted in favor of the resolution unless otherwise instructed by the shareholders. Abstentions will have the same effect as votes cast against the resolution, provided such shares are properly present at the meeting in person or by proxy. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome of the proposal. The Board of Directors recommends the adoption of the resolution.

                      SECURITY OWNERSHIP OF
           CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners

Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who, directly or indirectly, has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. The following shareholders are known by the Company to have been the beneficial owners, as of May 31, 2000, of 5% or more of the (a) 6,225,275 shares of the Company's Common Stock outstanding as of such date or (b) 2,371,815 shares of the Company's Series A Preferred Stock outstanding as of such date:








Title of Class                    Name and Address of                  Amount and Nature                   Percent of Class(2)
                                  Beneficial Owner(1)                  of Ownership
______________________            _____________________________        _____________________________       _____________________


Common Stock                      Richard A. Mahoney                    3,065,355 shares
                                  Chairman of the Board,                owned beneficially(3)                      46.13%
                                  President and Chief
                                  Executive Officer
                                  8598 Twilight Tear Drive
                                  Cincinnati, OH  45249


Common Stock                      The Keys Plus Irrevocable Trust       690,938 shares                             11.10%
                                  8598 Twilight Tear Drive              owned beneficially(4)
                                  Cincinnati, OH  45249

Common Stock                      The Keys Irrevocable Trust            690,937 shares                             11.10%
                                  8598 Twilight Tear Drive              owned beneficially(4)
                                  Cincinnati, OH  45249

Common Stock                      Edward L. Cahill                      3,388,260 shares                           35.46%
                                  Director                              owned beneficially(5)
                                  909 Old Oak Road
                                  Baltimore, MD 21212

Series A Preferred Stock          Edward L. Cahill                      3,301,084 shares                           98.28%
                                  Director                              owned beneficially(6)
                                  909 Old Oak Road
                                  Baltimore, MD 21212

_______________________________

(1) The persons and entities named in the above table had, at May 31, 2000, sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in other footnotes to this table. For purposes of this table, stock options, warrants and convertible preferred shares were considered to be exercisable or convertible, as the case may be, if by their terms they could have been exercised or converted as of May 31, 2000 or if they become exercisable or convertible on or before July 30, 2000.

(2) Percentages of class ownership indicated for each person are calculated with respect to a total number of shares equal to the number of shares of a class actually outstanding as of May 31, 2000 plus that number of shares of such class that the person has the right to acquire, through exercise, conversion or otherwise, on or before July 30, 2000.

(3)  Total consists of (i) 927,725 owned outright by Mr. Mahoney,
(ii) approximately 9,431 shares held by Mr. Mahoney through the MedPlus, Inc. 401(k) Plan (the "401(k) Plan"), (iii) 4,500 shares owned by members of Mr. Mahoney's immediate family and (iv) 400,000 shares subject to options exercisable by Mr. Mahoney as of May 31, 2000 or on or before July 30, 2000. In addition, Mr. Mahoney is the sole trustee of two trusts for the benefit of certain minor children that at May 31, 2000 held a total of 1,381,875 shares of Common Stock; Mr. Mahoney had, and continues to have, sole voting and dispository power with respect to the shares held by the trusts but no pecuniary interest in such shares. Finally, Mr. Mahoney had sole voting power as proxy with respect to an additional 341,824 shares, of which 20,000 were shares subject to options exercisable at May 31, 2000 or on or before July 30, 2000.

(4) These shares are also included in the shares shown as beneficially owned by Mr. Mahoney.

(5) Total consists of (i) 59,676 shares owned by Cahill, Warnock Strategic Partners Fund, LP and Strategic Associates, LP (the "Cahill Entities"), with respect to each of which Mr. Cahill is a principal, (ii) 2,313,978 shares of Series A Preferred Stock (the "Preferred Shares") owned by the Cahill Entities, which is convertible into Common Stock, (iii) 2,500 shares of Common Stock subject to options exercisable by Mr. Cahill, (iv) 987,106 warrants for Preferred Shares owned by the Cahill Entities which warrants, once exercised, could be converted into Common Stock and
(v) 25,000 warrants to purchase Common Stock owned by the Cahill
Entities.

(6) Total consists of (i) 2,313,978 Preferred Shares owed by the Cahill Entities and (ii) 987,106 warrants for Preferred Shares owned by the Cahill Entities which warrants, once exercised, could be converted into Common Stock. The Preferred Shares (a) include voting rights, (b) receive preferential treatment upon liquidation of the Company and (c) convert into common shares upon certain events, as more specifically described in the Company's Amended Articles of Incorporation filed as an Exhibit to the Company's Form 10-KSB for the fiscal year ended May 31, 2000.

Management

Ownership of MedPlus, Inc.

As of May 31, 2000, 6,225,275 shares of the Company's Common Stock and 2,371,815 shares of the Company's Series A Preferred Stock were outstanding. The following table sets forth the beneficial ownership of the Company's Common Stock and Series A Preferred Stock by its directors, the named executives and all directors and executive officers as a group, as of May 31, 2000:

Title of Class                     Name and Position of                        Amount and Nature               Percent of Class
                                   Beneficial Owner (1)                        of Ownership
Common Stock                       Richard A. Mahoney                          3,065,355 shares                      46.13%
                                   Chairman of the Board, President,           owned beneficially (2)
                                   Chief Executive Officer and Director

Common Stock                       Edward L. Cahill                            3,388,260 shares                      35.46%
                                   Director                                    owned beneficially (3)

Common Stock                       Paul J. Stein                               283,550 shares                         4.54%
                                   Director                                    owned beneficially(4)

Common Stock                       Philip S. Present II                        181,502 shares                         2.86%
                                   Chief Operating Officer and Director        owned beneficially(5)

Common Stock                       Jay Hilnbrand                               73,047 shares                          1.17%
                                   Director                                    owned beneficially(6)

Common Stock                       Timothy P. McMullen                         69,427 shares                          1.10%
                                   Vice President of Sales and Marketing       owned beneficially (7)

Common Stock                       Paul F. Albrecht                            68,737 shares                          1.09%
                                   Vice President and                          owned beneficially (8)
                                   Chief Technology Officer

Common Stock                       Daniel A. Silber                            56,255 shares                          0.90%
                                   Vice President of Finance                   owned beneficially (9)
                                   and Chief Financial Officer

Common Stock                       Robert E. Kenny III                         22,750 shares                          0.36%
                                   Director and Secretary                      owned beneficially (10)

Common Stock                       Martin Neads                                18,375 shares                          0.30%
                                   Director                                    owned beneficially (11)

Common Stock                       Ed Samek                                    3,000 shares                           0.05%
                                   Director                                    owned beneficially (12)

Series A Preferred Stock           Edward L. Cahill                            3,301,084 shares                      98.28%
                                   Director                                    owned beneficially (13)

Common Stock                       All directors and executive                 6,893,461 shares                      69.89%
                                   officers as a group                         shares owned beneficially (14)
                                   (12 persons)
_____________________________

(1) The persons and entities named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in other footnotes to this table. For purposes of this table, stock options were considered to be currently exercisable if by their terms they could have been exercised as of May 31, 2000 or if they will become exercisable within 60 days thereafter. In addition, percentages of class ownership indicated for each person are calculated with respect to a total number of shares equal to the number of shares of a class actually outstanding as of May 31, 2000 plus that number of shares of such class that the person has the right to acquire, through exercise, conversion or otherwise, on or before July 30, 2000.

(2) Total consists of (i) 927,725 shares which are owned outright by Mr. Mahoney, (ii) approximately 9,431 shares held by Mr. Mahoney through the 401(k) Plan, (iii) 4,500 shares which are owned by members of Mr. Mahoney's immediate family, (iv) 1,381,875 shares which are owned by Mr. Mahoney as trustee for the benefit of certain minor children and with respect to which Mr. Mahoney has sole voting and dispository power, (v) 341,824 shares, 20,000 shares of which are shares subject to options exercisable on or before July 30, 2000, as to which Mr. Mahoney has sole voting power as proxy and (vi) 400,000 shares which Mr. Mahoney currently has, or will have before July 30, 2000, the option to purchase pursuant to options granted to him in 1995, 1996, 1997, 1998 and 1999 in accordance with his employment agreement with the Company, and options granted to him in lieu of a cash bonus for 1996.

(3) Total consists of (i) 59,676 shares owned by Cahill, Warnock Strategic Partners Fund, LP and Strategic Associates, LP (the "Cahill Entities"), with respect to each of which Mr. Cahill is a principal, (ii) 2,313,978 shares of Series A Preferred Stock (the "Preferred Shares") owned by the Cahill Entities, which is convertible into Common Stock, (iii) 2,500 shares of Common Stock subject to options exercisable by Mr. Cahill, (iv) 987,106 warrants for Preferred Shares owned by the Cahill Entities which warrants, once exercised, could be converted into Common Stock and
(v) 25,000 warrants to purchase Common Stock owned by the Cahill
Entities.

(4) Total consists of (i) 255,000 shares owned outright by Mr. Stein, (ii) 14,800 shares which are owned by members of Mr. Stein's immediate family and (iii) 13,750 shares which Mr. Stein currently has the option to purchase or will have the option to purchase on or before July 30, 2000. Mr. Stein has shared voting and investment power with respect to the shares owned by members of his immediate family. Mr. Mahoney has sole voting power as a proxy with respect to the 255,000 shares owned outright by Mr. Stein and, should Mr. Stein choose to exercise his option to purchase the 13,750 shares, Mr. Mahoney will also have sole voting power as a proxy with respect to those shares. Accordingly, the 255,000 shares owned outright by Mr. Stein and the 13,750 shares which Mr. Stein has the option to purchase as of are also included in the shares shown as beneficially owned by Mr. Mahoney.

(5) Total consists of (i) 1,371 shares owned outright by Mr. Present, (ii) 50,000 shares owned by Mr. Present through a retirement plan account, (iii) 120,001 shares which Mr. Present has the option to purchase or will have the option to purchase on or before July 30, 2000 and (iv) approximately 10,130 shares held by Mr. Present through the 401(k) Plan.

(6) Total consists of (i) 66,824 shares owned outright by Mr. Hilnbrand and (ii) 6,250 shares which Mr. Hilnbrand has the option to purchase or will have the option to purchase on or before July 11, 2000. Mr. Mahoney has sole voting power as a proxy with respect to the 66,824 shares owned outright by Mr. Hilnbrand and, should Mr. Hilnbrand choose to exercise his option to purchase the 6,250 shares, Mr. Mahoney will also have sole voting power as a proxy with respect to those shares. Accordingly, all shares shown as beneficially owned by Mr. Hilnbrand are also included in the shares shown as beneficially owned by Mr. Mahoney.

(7)  Total consists of (i) approximately 1,093 shares held by Mr.
McMullen through the 401(k) Plan and (ii) 68,334 shares which Mr.
McMullen has the option to purchase or will have the option to purchase on or before July 30, 2000.

(8)  Total consists of (i) 500 shares owned outright by Mr.
Albrecht, (ii) approximately 1,737 shares held by Mr. Albrecht through the 401(k) Plan and (iii) 66,500 shares which Mr. Albrecht has the option to purchase or will have the option to purchase on or before July 30, 2000.

(9) Total consists of 4,983 shares owned outright by Mr. Silber, approximately 3,605 shares held by Mr. Silber through the 401(k) Plan and 47,667 shares which Mr. Silber has the option to purchase or will have the option to purchase on or before July 30, 2000.

(10) Total consists of (i) 5,000 shares owned outright by Mr. Kenny, (ii) 6,500 shares which Mr. Kenny owns through an IRA and
(iii) 11,250 shares which Mr. Kenny has the option to purchase or will have the option to purchase on or before July 30, 2000.

(11)  Total consists of (i) 15,000 shares owned outright by Mr.
Neads and (ii) 3,375 shares which Mr. Neads has the option to purchase or will have the option to purchase on or before July 30, 2000.

(12)  Total consists of 3,000 shares owned outright by Mr. Samek.

(13) Total consists of (i) 2,313,978 Preferred Shares owned by the Cahill Entities and (ii) 987,106 warrants for Preferred Shares owned by the Cahill Entities which warrants, once exercised, could be converted into Common Stock. The Preferred Shares (a) include voting rights, (b) receive preferential treatment upon liquidation of the Company and (c) convert into common shares upon certain events, as more specifically described in the Company's Amended Articles of Incorporation filed as an Exhibit to the Company's Form 10-KSB for the fiscal year ended May 31, 2000. No officers, named executives or directors other than Mr. Cahill beneficially own any Preferred Shares.

(14) Includes 3,065,355 shares owned by Mr. Mahoney, 3,388,260 shares beneficially owned by Mr. Cahill, 14,800 shares owned by Mr. Stein's immediate family, 181,502 shares beneficially owned by Mr. Present, 69,427 shares beneficially owned by Mr. McMullen, 68,737 shares beneficially owned by Mr. Albrecht, 56,255 shares beneficially owned by Mr. Silber, 22,750 shares beneficially owned by Mr. Kenny, 18,375 shares beneficially owned by Mr. Neads, 3,000 shares beneficially owned by Mr. Samek and the total number of shares owned by those officers who are not named executives. No officers, named executives or directors other than Mr. Cahill beneficially own any Preferred Shares.

The Company's executive officers not previously discussed under "Election of Directors" are as follows:

Timothy P. McMullen, 45, joined the Company as Vice President, Corporate Accounts and Managed Care in June 1996 and was named Vice President of Sales and Marketing in December 13, 1997. His employment with the Company terminated on February 4, 2000.

Daniel A. Silber, 51, joined the Company in May 1995 as Vice President of Finance and Chief Financial Officer. Prior to joining the Company, Mr. Silber was Chief Financial Officer of Saturday Knight Ltd., Chief Financial Officer of Tipton Associates, Treasurer of Emery Realty, Inc. and CPA and Senior Accountant with Coopers and Lybrand.

Paul F. Albrecht, 44, was elected Vice President and Chief Technology Officer on December 13, 1997 following his tenure as General Manager of the ChartMaxxTM Division of MedPlus since May 16, 1994. Prior to joining the Company, Mr. Albrecht was Director of the Platform Development Center for Cincinnati Bell Information Systems and oversaw the development of distributed client/server systems for high volume, mission critical applications. Prior to that, Mr. Albrecht was a software engineer and technical manager at AT&T Bell Labs. While at AT&T Bell Labs, he led the development of a health care clinical information system and developed core technology for the UNIX operating system. Mr. Albrecht has published technical articles on programming languages, UNIX, neural networks and health care applications.

Thomas R. Wagner, 36, joined the Company in June 1999 as Vice President of Strategic Planning. Wagner has over twelve years of experience with software development companies. Prior to joining the Company, Mr. Wagner spent two years as Chief Technology Officer of DiaLogos Incorporated, previously a majority owned subsidiary of MedPlus. Prior to DiaLogos, Wagner served as Director of Advanced Research and Development with Cincom Systems, Inc. during which he developed a product that was later voted among the top 10 products of the year by Client-Server Tools Bulletin.

Pete Stephan, 44, joined the Company in February 2000 as Vice President of Sales. Prior to joining the Company, Mr. Stephan spent twenty-two years working in various capacities for Wallace Computer Services. During the last six years of his employment at Wallace, he served as General Manager of the Healthcare Division where he was responsible for all sales and marketing to the health care market, including hospitals, integrated delivery networks, group purchasing organizations, reference laboratories and managed care organizations, and oversaw a team of national account and sales support managers and a marketing staff.

                     EXECUTIVE COMPENSATION

Summary

The following table summarizes, for the fiscal years indicated, all annual compensation earned by or granted to the Company's Chief Executive Officer and the four most highly-compensated executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 for all services rendered to the Company in all capacities (the "named executives") during the last fiscal year and who were serving in such capacity as of January 31, 2000:

                                                 SUMMARY COMPENSATION TABLE

                                                                       Long Term Compensation
                                                          ______________________________________________________________
                               Annual Compensation                                  Awards
                        ________________________________  ______________________________________________________________
Name and                 Fiscal                           Restricted Stock        Securities Underlying     All Other
Principal Position       Year(1)   Salary($)    Bonus($)   Awards ($)                Options(#)         Compensation ($)
____________________     _______  __________  ___________  _________________    _____________________  _________________
Paul F. Albrecht,          2000      131,420     20,400             --              20,000                  5,400(2)
  Vice President and
  Chief Technology         1999      110,000     36,500             --              20,000                   --
  Officer
                           1998       96,667     48,472             --              20,000                   --


Richard A. Mahoney         2000      231,070       --               --             100,000                 24,759(2)
  Chairman of the Board,
  President and Chief      1999      217,000       --               --              50,000                   --
  Executive Officer
                           1998      205,004    200,000           4,015(3)          50,000                   --


Timothy P. McMullen        2000      160,000     51,556(1)          --              15,000                 10,080(2)
  Vice President of
  Sales and Marketing(4)   1999      160,000     74,445(1)          --              10,000                   --

                           1998      149,583     28,262(1)          --              25,000                   --


Philip S. Present II       2000     180,000        --               --              40,000                   --
  Chief Operating Officer
  and Director             1999     180,000        --               --              40,000                   --

                           1998     151,649     100,000             --                --                      500(2)

Daniel A. Silber           2000     120,000       --                --              20,000                  2,210(2)
  Vice President of
  Finance and Chief        1999     120,000      10,000             --              15,000                   --

  Financial Officer
                           1998     109,000        --               --              10,000                   --
____________________________________
(1)  Amounts indicated represent bonus and commission payments.
(2)  Amounts indicated represent payments including car allowance and/or out-of-pocket medical and/or legal reimbursements.
(3)  In 1998, stock awards in equal amounts were given to all Company employees who had completed their fifth year with the
Company.  Mr. Mahoney received such a stock award in 1998.
(4)  Mr. McMullen resigned from his position with the Company on February 4, 2000.




Stock Options

The following table sets forth information regarding stock options granted to the named executives during fiscal 2000:

                                                    OPTION GRANTS IN LAST FISCAL YEAR

                                                              Individual Grants
_________________________________________________________________________________________________________________________________

                        Number of Securities           % of Total Options Granted           Exercise of Base
   Name               Underlying Options Granted       to Employees in Fiscal Year            Price ($/Sh.)      Expiration Date
_____________        _____________________________    ______________________________    ________________________ ________________
Paul F. Albrecht                   20,000                                 4.30%                               $1.95     6/17/2004

Richard A. Mahoney                 50,000                                 10.70%                              $1.88     4/15/2009
                                   50,000                                 10.70%                              $,195     6/17/2009

Timothy P. McMullen                15,000                                  3.21%                              $,195     6/17/2004

Philip S. Present II               40,000                                  8.56%                              $,195     6/17/2004

Daniel A. Silber                   20,000                                  4.28%                              $,195     6/17/2004




                                                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                                  AND FY-END OPTION VALUES

The following table sets forth information regarding stock options exercised by the named executives during fiscal 2000 and the value of unexercised in-the-money options held by the named parties as of January 31, 2000:

                                                            Number of Securities Underlying    Value of Unexercised In-the-Money
                                                            Unexercised Options at FY-End (#)       Options at FY-End ($)(1)
                                                            _________________________________
_________________________________
                         Shares
                      Acquired on                Value
Name                    Exercise              Realized($)      Exercisable      Unexercisable      Exercisable
Unexercisable
_________             ___________            ____________     ______________    _____________      ___________      _____________
Paul F. Albrecht          --                      --             46,500            40,000             1,500             20,000

Richard A. Mahoney        --                      --            350,000            50,000           150,000             50,000

Timothy P. McMullen       --                      --            105,000              --              20,000               --

Philip S. Present II      --                      --             93,334            66,666            25,000             40,000

Daniel A. Silber          --                      --             36,000            30,000            11,000             20,000
_______________
(1) Based on the average high and low prices of the Company's Common Stock on
January 31, 2000.

Compliance with Section 16(a) of the Exchange Act

To the Company's knowledge, during fiscal 2000, all reports required to be filed under Section 16(a) of the Exchange Act were filed in a timely manner.

Compensation of Directors

During fiscal 2000, the Company's outside directors (those directors who are not employees of the Company) were compensated for their services as directors as follows: (i) directors Paul J. Stein and Robert E. Kenny III were compensated at a rate of $3,500 per meeting, where $2,500 of each payment represented forgiveness of amounts due under promissory notes issued to the Company by Messrs. Stein and Kenny for loans made to them by the Company to purchase shares of the Company's Common Stock; and (ii) all other outside directors were paid at a rate of $1,000 per meeting. Outside directors are not compensated for committee meetings that occur on the same date as full Board meetings. The Company does not additionally compensate employee directors. All directors are reimbursed for all expenses incurred in connection with attendance at meetings of the Board and the performance of Board duties.

In addition, outside directors are entitled to receive stock options under the Directors' Plan. Specifically, since 1995, outside directors have been and continue to be entitled to an option to purchase 5,000 shares of the Company's Common Stock after their first year in office and to an annual, automatic grant of an option to purchase 2,500 shares of the Company's Common Stock at every annual shareholders' meeting. A total of 100,000 shares is available under the Directors' Plan. All options granted under the Directors' Plan have a five year term and an exercise price equal to 100% of fair market value of the Common Stock on the date of issuance. Options are not exercisable at all for six months after their issuance, at which time they become exercisable as to 50% of the shares covered. After 12 months, they become exercisable in full until expiration.

Employment Agreements

Richard A. Mahoney, the Company's Chairman of the Board, President and Chief Executive Officer, is employed pursuant to an employment agreement dated October 31, 1995. The term of the agreement expires on June 30, 2001 and commenced on November 1, 1995. It provides for a base salary of $186,000 per annum initially, increasing incrementally to a base salary of $245,000 per annum in the final year of the agreement. Under the agreement, Mr. Mahoney will also be entitled to annual bonuses of up to 100% of his salary, the actual amount to be determined based on the Company's performance and Mr. Mahoney's personal performance as determined by the Board of Directors or the Compensation Committee of the Board of Directors. He also is entitled to annual stock option grants of 50,000 shares during the term of the agreement under the Long-Term Plan and may be granted up to 50,000 stock options in lieu of a cash bonus in a particular year.

Under the employment agreement, if the Company terminates Mr. Mahoney's employment without cause or Mr. Mahoney terminates his employment with the Company under a limited set of circumstances defined in the employment agreement, including a change of control, Mr. Mahoney will receive an amount derived by multiplying the factor 2.99 by the sum of his salary and bonus paid in the year prior to the year of termination. In addition, in the event of a change in control of the Company, all outstanding stock options held by Mr. Mahoney at the time of the change in control and which were granted six months or more prior to such time will become exercisable in full and will become subject to repurchase, at fair market value, for cash by the Company at Mr. Mahoney's election. This agreement also provides that in the event it expires and Mr. Mahoney is not rehired in the same position under the terms and conditions of a new employment agreement acceptable to both Mr. Mahoney and the Company, Mr. Mahoney will receive lump sum severance compensation equal to the sum of the salary and bonus paid to him in the year ending June 30, 2001, the final year of the agreement. In the event the agreement is terminated by the Company for cause, Mr. Mahoney would forfeit any severance payment and all of his outstanding stock options. The agreement also provides that upon termination or expiration, Mr. Mahoney's participation in Company-sponsored employee and health benefit plans will be continued at the Company's expense for a maximum of 18 months so long as he is alive and is not elsewhere employed or self-employed.

Philip S. Present II, the Company's Chief Operating Officer and Director, is employed pursuant to an employment agreement dated February 1, 2000. The term of this agreement is 12 months. The agreement provides for a base salary of $18,000 per month, beginning in February 2000, plus bonuses payable based upon the attainment of certain profitability criteria. The agreement contains customary noncompetition and confidentiality provisions and may be terminated by the Company for nonperformance. In the event Mr. Present is elected President of the Company during the term of the agreement, whether or not such election follows a change in control of the Company, the agreement provides that he shall be awarded stock options to purchase 50,000 shares of the Company's Common Stock under the Company's Long-Term Stock Incentive Plan. In addition, if the Company terminates Mr. Present's employment without cause, he shall receive severance pay in the amount of three months' salary. Finally, should Mr. Present's employment be terminated, with or without cause, as a result of the liquidation, dissolution, consolidation, merger or other business combination of the Company, including the transfer of all or substantially all of the Company's assets, the agreement provides that (i) the Company shall pay to Mr. Present an amount equal to twice the aggregate of salary and bonus payments made to him from February 1, 2000 until the date of such termination and
(ii) all stock options granted to Mr. Present prior to such event shall immediately become fully vested (but in no event shall any stock options become vested earlier than the minimum vesting period provided by the Company's 1994 Long-Term Stock Incentive
Plan).

Paul F. Albrecht, the Company's Chief Technology Officer, is employed pursuant to an employment agreement dated February 1, 2000. The term of this agreement is 12 months. The agreement provides for a base salary of $12,000 per month, beginning in February 2000 through the end of the term of agreement, plus bonuses payable based upon the attainment of certain revenue and profitability criteria. The agreement contains customary noncompetition and confidentiality provisions and may be terminated by the Company for nonperformance. The agreement does not contain any special severance provisions which would be triggered by a change in control of the Company.

Daniel A. Silber, the Company's Chief Financial Officer, is employed pursuant to an employment agreement dated February 1, 2000. The term of this agreement is 12 months. The agreement provides for a base salary of $12,000 per month, beginning in February 2000 through the end of the term of agreement, plus bonuses payable based upon the attainment of certain revenue and profitability criteria. The agreement contains customary noncompetition and confidentiality provisions and may be terminated by the Company for nonperformance. The agreement does not contain any special severance provisions which would be triggered by a change in control of the Company.

Timothy P. McMullen resigned from his position with the Company effective February 4, 2000.

           CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS
                     AND OTHER INFORMATION

In December 1999, the Company's board of directors authorized management to enter into negotiations formally to dispose of its majority interest in DiaLogos Incorporated, its education subsidiary. In March 2000, the Company's 78% interest in DiaLogos, since renamed "Learning Voyage, Inc.," was redeemed by Learning Voyage for $300,000 cash (immediately following a capital infusion Learning Voyage obtained from a private investment group), a $450,000 note due in two years with interest payable at a 2% premium over the current prime rate and a stock purchase warrant for a 10% interest in Learning Voyage. The warrant is exercisable based upon certain future actions taken by the management of Learning Voyage. In 1997, Richard Mahoney, the President, Chief Executive Officer and Chairman of theBoard of the Company, Philip S. Present II, the Chief Operating Officer and Director of the Company and Daniel A. Silber, the Chief Financial Officer of the Company, had each invested funds in DiaLogos in exchange for ownership interests therein. Specifically, Mr. Mahoney and his spouse had invested a total amount of $297,000 for an interest of 13.5% of DiaLogos, Mr. Present had invested $44,000 for a 2% interest in DiaLogos and Mr. Silber had invested $22,000 for a 1% interest in DiaLogos. As a result of Learning Voyage's redemption of certain outstanding shares (unrelated to MedPlus' disposition of its interest), the ownership interests described above of each of Messrs. Mahoney, Present and Silber increased to 18%, 2.7% and 1.3%, respectively. Furthermore, Mr. Mahoney, by virtue of his ownership interest in a private investment group, now indirectly owns an additional 39% of Learning Voyage.

On January 1, 1998, and again on January 1, 1999, the Company entered into consecutive Representative Agreements with European IT Solutions ("EITS") pursuant to which the Company hired EITS to research, develop and implement an indirect sales channel for the Company's products and services into part or parts of the member
states of the European Union ("EU").   The Agreement with EITS was
renewed on July 1, 1999 to extend until June 30, 2000. Martin A. Neads, a director of the Company, is a principle of EITS.
Pursuant to the Representative Agreement, the Company has advanced and will continue to advance a certain amount of funding to EITS for market assessment and other activities to be performed by EITS and/or its agents in furtherance of its objectives. In addition, in exchange for its services pursuant to the Representative Agreement, EITS is to receive certain marketing fees based on successful sales in the EU.

The Company's Chief Operating Officer and Director, Philip S. Present II, was an audit partner with the accounting firm KPMG Peat Marwick LLP ("KPMG") prior to joining the Company in 1995.
In such capacity he served as the engagement partner for a client of KPMG during 1993. In 1995 that client restated its financial statements for the years 1992 and 1993 as a result of its allegedly having reported premature and fictitious revenue for such years. In April 1997, the Securities and Exchange Commission ("SEC") settled a civil proceeding in the United States District Court for the Southern District of Ohio against that client and five of its former senior officers. The client consented to a permanent injunction and the former officers consented to both permanent injunctions and a total of approximately $1.5 million in monetary penalties. One of the former officers also pleaded guilty to related criminal charges. In a separate administrative proceeding also concluded in April 1997, Mr. Present and another former KPMG partner voluntarily consented to a cease and desist order arising out of the conduct of the audits of the client's financial statements without admitting or denying any of the SEC's allegations. As a result of the order, Mr. Present was prohibited from practicing as an accountant before the SEC through October 1999. The order does not affect his current duties with the Company or his ability to serve as a director of a publicly-held company. Mr. Present voluntarily consented to the order in order to avoid the expense and time burden of prolonged contested proceedings.

In the first quarter of fiscal 2000, the Company entered into an Agreement with three investment firms to obtain $6,100,000 in debt and equity financing. Edward L. Cahill, one of the Company's directors, is a principal in two of those firms. The detailed terms of the debt and equity financing are described in detail in
Item 6 ("Management's Discussion and Analysis of Financial Condition and Results of Operation - Financing") of the Company's Annual Report on Form 10-KSB, as amended on May 31, 2000. As of May 31, 2000, the specific ownership interests in the Company held by Cahill, Warnock Strategic Partners Fund, LP and Strategic Associates, LP (the "Cahill Entities"), with respect to each of which Mr. Cahill is a principal, are as follows: (i) 59,676 shares of Common Stock, (ii) 2,313,978 shares of Series A Preferred Stock (the "Preferred Shares"), (iii) 987,106 warrants for Preferred Shares and (iv) 25,000 warrants to purchase Common Stock owned by the Cahill Entities. For further information, see Item 11 of the Company's Annual Report for the year ended January 31, 2000 on Form 10-KSB, as amended, "Security Ownership of Certain Beneficial Owners and Management" and related footnotes to the tables included therein.

Finally, Kenneth W. Freeman, one of the nominees for the Board of Directors, is currently Chairman of the Board and Chief Executive Officer of Quest Diagnostics. As discussed above, on June 19, 2000, the Company entered into a Stock Subscription Agreement with Quest Diagnostics pursuant to which Quest Diagnostics agreed to purchase certain shares of Common Stock from the Company and a warrant to purchase additional shares of the Company's Common Stock. The Agreement and the Warrant are attached to this Proxy Statement as Exhibits B and C (see "Approval of the Issuance of Shares of the Company's Common Stock and a Warrant to Purchase Shares of the Company's Common Stock.")


                   2001 SHAREHOLDER PROPOSALS

In order for any shareholder proposals for the 2001 Annual Meeting of Shareholders to be eligible for inclusion at the meeting, they must be received by the Secretary of the Company at 8805
Governor's Hill Drive, Suite 100, Cincinnati, Ohio 45249, prior to December 26, 2001.


         SELECTION OF ACCOUNTANTS FOR FISCAL YEAR 2001

The Company will continue to retain the services of KPMG Peat Marwick LLP, its outside accounting firm since 1994, for fiscal year 2001. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual and Special Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report of the Company for fiscal 2000 is enclosed with this Proxy Statement. Portions of the Annual Report enclosed herewith and portions of the Company's Annual Report on Form 10-KSB, as amended on May 30, 2000, and filed with the SEC for fiscal 2000 are incorporated by reference into this Proxy Statement. Upon written request and payment of a copying charge of $.10 per page, the Company will provide any of its shareholders a copy of any document, or exhibit thereto, incorporated herein by reference. Requests for such copies should be directed to: Investor Relations, MedPlus, Inc., 8805 Governor's Hill Drive, Suite 100, Cincinnati, Ohio 45249.

                          OTHER MATTERS

The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring other matters before the meeting. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

By Order of the Board of Directors


Robert E. Kenny III
Secretary

                    EXHIBIT A TO PROXY STATEMENT

               AMENDED ARTICLES OF INCORPORATION OF

                          MEDPLUS, INC.

     FIRST:     The name of the Corporation shall be MedPlus, Inc.

SECOND:     The place in Ohio where the principal office of the
Corporation is to be located is Cincinnati, Hamilton County, Ohio.

THIRD:     The purpose for which the Corporation is formed is to
engage in any lawful act or activity for which corporations may be formed under Chapter 1701 of the Ohio Revised Code.

FOURTH:     The aggregate number of shares which the Corporation
shall have the authority to issue shall be (a) 25,000,000 shares of Common Stock without par value; (b) 5,000,000 shares of Series A Convertible Preferred Stock as follows and (c) 5,000,000 shares of Series B Preferred Stock as follows:

A.  Series A Convertible Preferred Stock

     1. Number of Shares. The series of Preferred Stock designated and known as "Series A Convertible Preferred Stock" shall consist of 5,000,000 shares.

     2. Voting. Except as may be otherwise provided in these terms of the Series A Convertible Preferred Stock or by law, the Series A Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock. Each share of Series A Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible; provided, however, that if the number of such number of votes is greater than such number of shares of Series A Convertible Preferred Stock and is consequently a violation of the rules of the Nasdaq Stock Market applicable to the Company, then the number of votes shall equal the number of shares of Series A Convertible Preferred Stock.

     3. Dividends. The holders of the Series A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, quarterly cash dividends at the rate per annum of $0.06916 per share until June 23, 2002 and thereafter at the rate of $0.1729 per share (the "Accruing Dividends"). Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. Accruing Dividends shall be declared by the Board of Directors and paid by the Corporation quarterly on January 31, April 30, July 31 and October 31 of each year with respect to each share of Series A Convertible Preferred Stock then issued and outstanding. At the sole option of the holder of shares of Series A Convertible Preferred Stock, the Accruing Dividends may be paid in the form of additional shares of Common Stock. Upon declaration by the Board of Directors of the Accruing Dividends, notice shall be sent to each holder of Series A Convertible Preferred Stock of such declaration and notifying each such holder (such notice, the "Dividend Notice") that the Accruing Dividends shall be paid in cash unless such holder elects, by notice to the Corporation within 15 days of receipt of the Dividend Notice, to have the Accruing Dividends paid in the form of additional shares of Common Stock. If any holder so elects, such holder shall receive in payment in full of the Accruing Dividends that number of shares of Common Stock as is equal to the aggregate value of the Accruing Dividends to be paid divided by the Fair Market Value (as defined in subparagraph 6Q below) of one share of Common Stock on the date such Accruing Dividends were declared (a statement as to such Fair Market Value shall be included in the Dividend Notice). If payment of the Accruing Dividends as provided above would violate applicable law, the Corporation's Articles of Incorporation or its Code of Regulations, then the Corporation shall notify the holders of shares of Series A Convertible Preferred Stock of such fact and at the election of at least a majority of the holders of the Series A Convertible Preferred Stock, the Accruing Dividends shall be declared and paid in the form of additional shares of Common Stock as provided above. The holders of the Series A Convertible Preferred Stock shall also be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series A Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible).

     4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series A Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $1.729 per share plus, in the case of each share, an amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series A Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series A Convertible Preferred Stock being sometimes referred to as the "Liquidation Preference Payment" and with respect to all shares of Series A Convertible Preferred Stock being sometimes referred to as the "Liquidation Preference Payments". If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series A Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series A Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series A Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. Any of (i) the consolidation or merger of the Corporation (other than a merger to reincorporate the Corporation in a different jurisdiction) into or with any other entity or entities in which the shares of the Corporation outstanding immediately prior to the closing of such event represent or are converted into shares of the surviving or resulting entity that represent less than a majority of the total number of shares of the surviving or resulting entity that are outstanding or are reserved for issuance upon the exercise or conversion of outstanding securities immediately after the closing of such event, (ii) the sale or transfer of fifty percent (50%) or more of the capital stock of the Corporation in a single transaction or series of related transactions, and (iii) the sale, lease, exchange or transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4, unless the holders of at least sixty percent (60%) of the then outstanding Series A Convertible Preferred Stock otherwise agree. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series A Convertible Preferred Stock.

     5. Restrictions. At any time when shares of Series A Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Articles of Incorporation, and in addition to any other vote required by law or the Articles of Incorporation, without the approval of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          5A.     Create or authorize the creation of any
additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series A Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise;

          5B.     Consent to any liquidation, dissolution or
winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets;

          5C.     Amend, alter or repeal its Articles of
Incorporation if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of the Series A
Convertible Preferred Stock;

          5D.     Purchase or set aside any sums for the purchase
of, or pay any dividend or make any distribution on, any shares of stock other than the Series A Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

          5E.     Redeem or otherwise acquire any shares of
Series A Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series A Convertible Preferred Stock then held by each such holder.

     6.     Conversions.  The holders of shares of Series A
Convertible Preferred Stock shall have the following conversion rights:

          6A.     Right to Convert.  Subject to the terms and
conditions of this paragraph 6, the holder of any share or shares of Series A Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by $1.729 and (ii) dividing the result by the conversion price of $1.729 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          6B.     Issuance of Certificates; Time Conversion
Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series A Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C.     Fractional Shares; Dividends; Partial
Conversion. No fractional shares shall be issued upon conversion of Series A Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends accrued and unpaid on the shares of Series A Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series A Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D.     Adjustment of Price Upon Issuance of Common
Stock. Except as provided in subparagraph 6E, if and whenever, after the date one or more shares of Series A Convertible Preferred Stock is first issued, the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price at which the Corporation issued or sold, or is deemed to have issued or sold, such shares of Common Stock.

     For purposes of this subparagraph 6D, the following subpara-

graphs 6D(1) to 6D(7) shall also be applicable:

               6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing
(i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. In the event that all Options referred to in this subparagraph 6D(1) are terminated or expire without any such Options having been exercised, the Conversion Price shall be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had all such Options never been issued. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale, and (c) in the event that all Convertible Securities referred to in this subparagraph 6D(2) are terminated or expire without any such Convertible Securities having been converted or exchanged, the Conversion Price shall be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had all such Convertible Securities never been issued.

               6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

               6D(4) Stock Dividends. In case the Corporation shall declare a dividend (other than the Accruing Dividends) or make any other distribution upon any stock of the Corporation (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold at a price per share equal to $.00001.

               6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

               6D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

          6E.     Certain Issues of Common Stock Excepted.
Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance from and after the date of filing of these terms of the Series A Convertible Preferred Stock of up to an aggregate of 1,096,391 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, plus such number of shares of Common Stock which are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor.

          6F.     Subdivision or Combination of Common Stock.  In
case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D(4) by reason thereof.

          6G.     Reorganization or Reclassification.  If any
capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6H.     Notice of Adjustment.  Upon any adjustment of
the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          6I.     Other Notices.  In case at any time:

               (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

               (2)     the Corporation shall offer for
subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets, or any Change of Control ("Change of Control" shall mean the acquisition by a person or related persons, or entity or related entities, of voting securities of the Corporation (including securities convertible into voting securities, "Voting Securities") which, together with all other Voting Securities owned by such person, persons, entity or entities (A) exceeds fifty percent (50%) of all outstanding Voting Securities of the Corporation at such time, or
(B) represents greater than fifty percent (50%) of the voting power of all outstanding Voting Securities at such time);

               (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

               (5) the election by at least a majority of the holders of Series A Convertible Stock to have the Corporation redeem the outstanding shares of Series A Convertible Preferred
Stock pursuant to paragraph 7 hereof;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation,
(a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, winding up, Change of Control or redemption, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

          6J.     Stock to be Reserved.  The Corporation will at
all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securi-

ties exchange upon which the Common Stock may be listed.  The
Corporation will not take any action which results in any adjust-

ment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Articles of Incorporation.

          6K.     No Reissuance of Series A Convertible Preferred
Stock. Shares of Series A Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          6L.     Issue Tax.  The issuance of certificates for
shares of Common Stock upon conversion of Series A Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted.

          6M.     Closing of Books.  The Corporation will at no
time close its transfer books against the transfer of any Series A Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series A Convertible Preferred Stock, except as may otherwise be required to comply with applic-

able securities laws.

          6N.     Definition of Common Stock.  As used in this
paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, no par value per share, as constituted on the date of filing of these terms of the Series A Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

          6O.  Mandatory Conversion.  If at any time the Corpora-

tion shall effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least $25,000,000 and
(ii) the price paid by the public for such shares shall be at least $5.00 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series A Convertible Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. If at any time after June 23, 2002 the Fair Market Value (as defined below) of one share of Common Stock exceeds $3.458 (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), then effective upon delivery of a notice of such Fair Market Value to each holder of any shares of Series A Convertible Preferred Stock, such delivery to be in person, certified or registered mail, return receipt requested, telecopier or telex, to the address of such holder as shown on the books of the Corporation, all outstanding shares of Series A Convertible Preferred stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Series A Convertible Preferred Stock converted pursuant to this subparagraph 6O may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Series A Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

          6P.     Additional Adjustment to Conversion Price.  If
on June 23, 2001, the product of (A) the Fair Market Value of one share of Common Stock, multiplied by (B) 2,371,815, is less than the difference of (i) $6,250,000, minus (ii) the aggregate total of all Accruing Dividends which have been declared and paid until such date, then the Conversion Price shall be reduced to the price which equals two-thirds of the Conversion Price in effect immediately prior to such reduction.

          6Q.     Fair Market Value.  For the purposes of
paragraph 3 and subparagraphs 6O and 6P, "Fair Market Value" of one share of Common Stock on any specified date shall mean:

          (i) If shares of Common Stock are traded on an exchange or are quoted on the Nasdaq National Market, the average of the last reported sale price of the Common Stock on the twenty trading days before such date;

          (ii) If shares of the Common Stock are not traded on an exchange or on the Nasdaq National Market but are traded in the over-the-counter market, the average of the mean of the last bid and asked prices reported on the twenty trading days before such date (1) by the Nasdaq or (2) if reports are unavailable under clause (1) by the National Quotation Bureau Incorporated; and

          (iii) If shares of the Company's Common Stock are not publicly traded, then as determined in good faith by the Board of Directors upon review of relevant factors.

     6R.     Adjustment for Dividends in Other Stock, Property,
etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

          (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split, then and in each such case each holder of shares of Series A Convertible Preferred Stock shall be entitled to receive such stock and other securities and property (including cash in the cases referred to in subparagraphs 6R(b) and (c)) at the same rate as such stock and other securities and property (including cash in the cases referred to in subparagraphs 6R(b) and (c)) are paid with respect to the Common Stock (treating each share of Series A Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible).

     7. Amendments. No provision of these terms of the Series A Convertible Preferred Stock may be amended (whether by merger, consolidation or otherwise), modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock.

B.  Series B Preferred Stock.   The number of authorized shares of
Series B Preferred Stock shall be Five Million (5,000,000). The preferences and relative, participating, optional and other special rights of Series B Preferred Stock and the qualification, limitations or restrictions thereof, if any, may differ from those of any and all other classes of stock of the Company already outstanding; the terms of Series B Preferred Stock shall be as specified in an amendment or amendments hereof made by action of the Board of Directors without shareholder approval and the Board of Directors of the Company is hereby expressly granted authority to fix, by resolution or resolutions adopted prior to the issuance of shares of Series B Preferred Stock, the designations, preferences and relative, participating, optional and other special rights, or the qualifications, limitations or restrictions thereof, of the Series B Preferred Stock, including but without limiting the generality of the foregoing, the following:

1. The rate and times at which, and the terms and conditions pursuant to which, dividends on the Series B Preferred Stock shall be paid;

2. The rights, if any, of holders of Series B Preferred Stock to convert the same into, or exchange the same for, other classes of stock of the Company and the terms and conditions of such conversion or exchange;

3. The redemption price or prices and the time at which, and the terms and conditions on which, Series B Preferred Stock may be redeemed;

4. The rights of the holders of Series B Preferred Stock upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Company;

5. The voting power, if any, of the Series B Preferred Stock, except that in no event may the Board grant the holders of Series B Preferred Stock voting rights superior to the voting rights of any other existing class of stock authorized for issuance by the Company; and

6. The terms of the sinking fund or redemption purchase account, if any, to be provided for the Series B Preferred Stock.

FIFTH:     To the extent allowed under Ohio law, an action on any
matter taken by the shareholders of the Corporation, regarding which the statutes of Ohio provide that unless otherwise provided in the articles of incorporation or code of regulations of a corporation there shall be the affirmative role of a larger proportion than the holders of a majority of the shares entitled to vote thereon, may be taken by the affirmative vote of the holders of a majority of shares entitled to vote thereon.

SIXTH: No holder of shares of any class of the Corporation shall be entitled as of right, preemptive or otherwise, to subscribe for or to purchase from the Corporation any shares of the Corporation hereafter issued or sold.

SEVENTH:     When authorized by an affirmative vote of the Board
of Directors, without the action or approval of the shareholders of this Corporation, this Corporation may redeem, purchase, or contract to purchase, at any time and from time to time, shares of any class issued by this Corporation for such prices an upon and subject to such terms and conditions as the Board of Directors may determine.

EIGHTH:     No holder of shares of any class of the Corporation
shall be entitled to vote cumulatively in the election of directors.

###

                    EXHIBIT B TO PROXY STATEMENT

                    STOCK SUBSCRIPTION AGREEMENT


THIS AGREEMENT is made this 19th day of June, 2000 by and between MedPlus, Inc., an Ohio corporation ("MedPlus"), and Quest
Diagnostics Ventures LLC, a Delaware limited liability company
("Quest Diagnostics"), a wholly-owned subsidiary of Quest
Diagnostics Incorporated, a Delaware corporation.

                        B a c k g r o u n d:

MedPlus designs and markets electronic data storage systems, primarily for the medical market. Quest Diagnostics' parent is a provider of medical laboratory services which can be integrated with certain MedPlus product offerings. MedPlus is presently seeking equity capital which Quest Diagnostics is willing to provide on the terms and conditions set forth in this Agreement.

                        A g r e e m e n t:

MedPlus and Quest Diagnostics therefore agree as follows:

1. Issuance of Securities. MedPlus hereby agrees to issue to Quest Diagnostics, and Quest Diagnostics agrees to purchase and pay for, on the terms and conditions set forth in this Agreement,
(i) at an initial closing (the "First Closing") which shall take place concurrently with the parties' execution of this Agreement, a number of shares of MedPlus common stock ("Common Stock") having a an aggregate value (the "Initial Purchase Price") as determined in Section 2 below of $2,000,000 less the purchase price paid to Richard A. Mahoney as contemplated in Section 3b below; (ii) at a second closing (the "Second Closing") which shall take place immediately following the satisfaction of the conditions specified in Section 4 below, that number of shares of Common Stock having an aggregate value as determined in Section 2 below of $8,000,000, provided that, when added to the Common Stock purchased by Quest Diagnostics in the First Closing and the Common Stock purchased by Quest Diagnostics from Richard A. Mahoney as contemplated in
Section 3b below, the total number of shares of Common Stock purchased by Quest Diagnostics at the First Closing and Second Closing shall not exceed 19.9% of the total number of shares of Common Stock that MedPlus has issued and outstanding as of the close of business on the trading date immediately prior to the date of the First Closing; and (iii) a warrant (the "Warrant") to purchase additional shares of Common Stock in substantially the form appended hereto as Exhibit A. The Common Stock and the Warrant are sometimes collectively referred to herein as the "Securities".

2. Common Stock Valuation. The purchase price per share for the Common Stock to be purchased hereunder (other than pursuant to the Warrant) shall equal the average closing price for MedPlus Common Stock on the Nasdaq National Market over the 15 trading days immediately preceding the date of the First Closing (the "Per Share Price").

3. Conditions to Second Closing. Quest Diagnostics' obligation to purchase Securities in the Second Closing shall be subject to the following conditions:

a. Shareholder Approval. MedPlus shall have secured the approval of its shareholders, as required by the Ohio Control Share Acquisition Act (Section 1701.831 of the Ohio Revised Code), to the acquisition by a third party of 20% or more of the stock of an Ohio public issuer. MedPlus shall call and hold a meeting of its shareholders at the earliest possible time for the purpose of seeking such shareholder approval and further covenants and agrees that its Board of Directors shall formally and in good faith recommend that the shareholders vote in favor of such approval.

b.  Mahoney Stock Sale.  At or prior to the First Closing, Quest
Diagnostics and Richard A. Mahoney shall have entered into a stock purchase agreement providing for Quest Diagnostics' purchase of 100,000 shares of MedPlus Common Stock from Mr. Mahoney

c. No Material Adverse Change. MedPlus shall not have suffered or incurred any Material Adverse Change. For purposes hereof, "Material Adverse Change" or "Material Adverse Effect" means any change or effect that is or would reasonably be likely to be materially adverse to the business, results of operations, financial conditions or assets of MedPlus and its subsidiaries taken as a whole.

4. First Closing Deliveries. At the First Closing, the following items shall be delivered contemporaneously by the respective parties:

a. Stock Certificate. MedPlus shall issue and deliver to Quest Diagnostics a stock certificate representing that number of shares of Common Stock equal to the Initial Purchase Price divided by the Per Share Price, free, clear and unencumbered except as provided in Section 8 below.

b.  Warrant.  MedPlus shall issue and deliver a duly executed
Warrant.

c. Registration Rights. MedPlus, Quest Diagnostics and the holders of MedPlus' Series A Preferred Stock shall execute and enter into an Amended and Restated Registration Rights Agreement in substantially the form appended hereto as Exhibit B.

d. Sales and Marketing Agreement. MedPlus and Quest Diagnostics shall enter into a sales and marketing agreement relating to MedPlus' ChartMaxx product.

e.  Consideration.  Quest Diagnostics shall wire the Initial
Purchase Price to MedPlus as instructed by MedPlus.The documents delivered pursuant to this Section 4 (other than the stock certificate) are referred to as the "Related Agreements".

5. Second Closing Deliveries. At the Second Closing, the following items shall be delivered or events shall occur:

a. Board Seat. MedPlus' Board of Directors shall create a vacancy on the Board and as permitted by Ohio law shall appoint a designee of Quest Diagnostics to fill such vacancy.

b.  Stock Certificate.  MedPlus shall issue and deliver to Quest
Diagnostics a stock certificate representing the number of shares of Common Stock required by Section 1(ii) above, free, clear and unencumbered except as provided in Section 8 below.

c. Consideration. Quest Diagnostics shall wire the purchase price for the Common Stock purchased at the Second Closing to MedPlus as instructed by MedPlus.

6.Post-Closing Obligations.

a.Standstill Agreement. For a period ending on the fifth anniversary of the date of the Closing, Quest Diagnostics shall not purchase any MedPlus Common Stock from any person or entity other than MedPlus, in the open market or otherwise, except with the prior written consent of MedPlus' Board of Directors.

b. Board Seat. So long as Quest Diagnostics remains the holder of at least 10% of the total outstanding Common Stock of MedPlus, MedPlus shall use its best efforts to maintain a designee of Quest Diagnostics as a member of the MedPlus Board of Directors.

 7.  Investment Representations and Transfer Restrictions.  Quest
Diagnostics represents and warrants to, and agrees with, MedPlus as follows:

a. Neither the Common Stock purchased hereunder nor the Common Stock issuable upon exercise of the Warrant have been registered under the Securities Act of 1933 or any applicable state securities laws, and neither may be offered, sold, transferred, pledged, assigned or hypothecated in the absence of registration, or the availability of an exemption from the registration, under the Securities Act of 1933 or any applicable state securities laws. MedPlus will effect a transfer of such securities only when
(i) such transfer has been registered under the Securities Act of 1933 and applicable state securities laws, or (ii) upon receipt of a No-Action letter from the Securities and Exchange Commission and applicable state securities administrators, or when MedPlus has been advised by counsel, which advice and counsel shall each be reasonably satisfactory to MedPlus, that an exemption from such federal and state registration is available, and upon receipt of an agreement by the transferee to comply with the provisions of this Section 7.

b. All certificates evidencing ownership of the Securities, or replacement or new certificates evidencing same, in the absence of registration under the Act shall bear an appropriate legend to the effect that the Securities evidenced by such certificate are subject to the terms of this Agreement and that appropriate stop transfer instructions will be issued to MedPlus' transfer agent.

8. Compliance with Securities Laws. MedPlus and Quest Diagnostics agree that the sale of the Securities will be effected without registration under the Securities Act of 1933 or under the applicable state Blue Sky law in reliance upon the exemption from registration afforded by Rule 506 of Regulation D promulgated under the Securities Act of 1933. Quest Diagnostics hereby represents and warrants that it is an accredited investor as such term is defined by the rules of the Securities and Exchange Commission promulgated under the Securities Act of 1933 by virtue of the fact that it has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Securities.

9. Sophisticated Investor Status. Quest Diagnostics represents and warrants that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

10. MedPlus Representations and Warranties. MedPlus represents and warrants to, and agrees with, Quest Diagnostics as follows:

a. MedPlus and each of its subsidiaries has been duly organized, is validly existing and is in good standing under the laws of their respective states of incorporation. MedPlus has full corporate power and authority to enter into this Agreement and the Related Agreements, and (subject to satisfaction of the condition set forth in Section 3a in the case of the deliveries at the Second Closing) this Agreement has been (and on and after the Second Closing each Related Agreement will be) duly and validly authorized, executed and delivered by MedPlus and constitutes (and on and after the Second Closing each Related Agreement will constitute) valid and binding obligations of MedPlus, enforceable against MedPlus in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code, laws effecting creditors rights, generally and general equitable principles.

b. Subject to the performance by Quest Diagnostics of its obligations under this Agreement and the accuracy of the representations and warranties of the Investor, the offering and sale of the Securities will be exempt from the registration requirements of the Securities Act of 1933.

c. The execution and delivery by MedPlus of, and the performance by MedPlus of its obligations under this Agreement and the Related Agreements in accordance with the terms of this Agreement and the Related Agreements, will not contravene any provision of applicable law or the charter documents of MedPlus or any of its subsidiaries or any agreement or other instrument binding upon MedPlus or any of its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over MedPlus or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by MedPlus of its obligations under this Agreement and the Related Agreements in accordance with the terms of this Agreement and the Related Agreements.

d. MedPlus has filed all reports, schedules, forms, statements and other documents required to be filed by MedPlus with the SEC since January 31, 1998 ("SEC Documents"). As of its respective date, each SEC Document complied in all materials respect with the requirements of the Securities Exchange Act of 1934 or the Securities Act of 1933, as the case may be, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder applicable to such SEC Document, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC document, none of the SEC documents contains any untrue statement of a material fact or omit to sate a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

e. All of the outstanding shares of capital stock of MedPlus have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive or similar rights. As of June 14, 2000, 15,000,000 shares of Common Stock are authorized, of which 6,225,275 shares of Common Stock are issued and outstanding, 200,000 shares of Common Stock are held as treasury shares and approximately 7,100,000 shares are subject to issuance under MedPlus' stock option plans and for the exercise of outstanding Series A Convertible Preferred Shares; and 5,000,000 shares of Series A Convertible Preferred Shares are authorized, of which 2,371,815 shares are issued and outstanding. MedPlus does not have any class of authorized stock other than Common Stock and the Series A Convertible Preferred Stock. The Securities have been duly authorized and, upon issuance will be validly issued and fully paid and non-assessable, and the Shares are not subject to any preemptive or similar rights and are free and clear of any liens, claims and encumbrances other than any restrictions under the Act and applicable state securities laws. At its upcoming annual meeting of shareholders, MedPlus plans to request shareholder approval of an amendment to its articles of incorporation to authorize an additional class of preferred stock and to increase its authorized Common Stock from 15,000,000 to 25,000,000 shares.

f. Neither MedPlus nor any of its subsidiaries are in violation of their respective charter or bylaws and are not in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, license, contract, lease or other instrument to which MedPlus or any of its subsidiaries is a party or by which it is bound, or to which any of the property or assets of MedPlus or any of its subsidiaries is subject, except such as have been waived or which would not have, singly or in the aggregate, a Material Adverse Effect.

g. There is no material litigation or governmental proceeding pending, or to the knowledge of MedPlus, threatened against, or involving the property or the business of MedPlus or any of its subsidiaries which would adversely affect the condition (financial or otherwise), business, prospects or results of operations of MedPlus and its subsidiaries, taken as a whole.

h. MedPlus is not (and has not been) in violation of or has received notice of any deficiency in or violation of any applicable law, rule, regulation, license, permit or requirement of any governmental authority, with such exception as would not constitute, singly or in the aggregate, a Material Adverse Change.

i. The consolidated financial statements set forth in the SEC Documents fairly present the financial position and the results of operations of MedPlus, at the dates and periods therein specified. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the respective periods involved and are complete and accurate and are in accordance with the books and records of MedPlus. Since January 31, 2000, neither MedPlus nor any of its subsidiaries:

(A) have entered into any transaction outside of the ordinary course of business (except for the sale of MedPlus' former subsidiary, Dialogos Inc.); or

(B) suffered any Material Adverse Change except as disclosed or contemplated in the SEC Documents.

j. The representations and warranties of MedPlus set forth in the Software License and Database Maintenance Agreement dated December 31, 1999 between MedPlus and Quest Diagnostics Incorporated are true and correct in all material respects as of the date hereof.

The foregoing representations, warranties and agreements shall survive the Closing.

11. HSR Act. Each of MedPlus and Quest Diagnostics may be required to file a premerger notification report pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as amended from time to time ("HSR Act") to the extent that Quest Diagnostics, as a result of the exercise of the Warrant, acquires more than 25% of the outstanding Common Stock provided that the aggregate purchase price exceeds $15 million. If such a notification is required to be filed, upon request by Quest Diagnostics, MedPlus will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under the HSR Act so that Quest Diagnostics may exercise the Warrant, including preparing and filing a Premerger Notification Report pursuant to the HSR Act and responding to requests for additional information.

12. Opportunity to Communicate with Management. Quest Diagnostics acknowledges that a reasonable time before it executed this Agreement, it had the opportunity to ask questions of MedPlus' management and receive answers concerning the terms and conditions of this sale of the Securities, and to obtain any reasonably available additional information regarding the MedPlus.

13. Investment Risks. Certain risk factors regarding MedPlus and its operations and prospects are set forth in the SEC Documents. Quest Diagnostics acknowledges that it has read and understands such risk factors and that such risk factors are not necessarily an exhaustive listing of all risks of MedPlus' business. Quest Diagnostics is able to sustain the loss of its entire investment.

14. Use of Proceeds. The proceeds from the sale of the Securities to Quest Diagnostics will be used for general working capital purposes and/or the reduction of debt. MedPlus' use of the proceeds hereunder is not subject to the receipt of any other funds by MedPlus from other sources.

Underlying Common Stock. The shares of Common Stock issuable upon exercise of the Warrant have not been registered under the Securities Act of 1933 or any state securities law. Quest Diagnostics acknowledges that should it elect to exercise the Warrant in the absence of such registration, the shares of Common Stock it receives will constitute restricted securities within the meaning of the Securities Act of 1933 which cannot be resold in the absence of registration or an available exemption from registration, as set forth in Section 7(a).

16.Public Announcement. Each party agrees that neither it nor any of its affiliates will make any public announcement regarding the transactions contemplated by this Agreement without the prior written consent of the other party, except to the extent such announcement may be required by law in which case each party shall reasonably consult with the other party prior to the making of any such announcement.

17.  General Provisions.

a. Entire Agreement. This Agreement, together with the Related Agreements, constitutes the entire agreement between the parties and (other than with respect to the Related Agreements) supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

b. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

c. Notices. All notices and other communications from any party hereto to any other party hereto shall be mailed by first-class, registered or certified mail, postage prepaid, to MedPlus at its principal offices at 8805 Governor's Hill Drive, Cincinnati, Ohio 45249, Attention: Chief Operating Officer or to Quest Diagnostics at One Malcolm Avenue, Teterboro, New Jersey 07608, Attention:
General Counsel.

d. Amendments, Waivers, etc. No term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

e. Headings. The headings in this Agreement are for the purposes of convenience of reference only and shall not be deemed to constitute a part hereof.

f. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.

g. Successors and Assigns. The benefits of this Agreement shall inure, and the obligations of this Agreement shall be binding upon, the personal representatives, successors and assigns of the parties hereto; provided, however, that neither party shall assign its rights or obligations hereunder without the prior written consent of the other party.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date set forth below.


MEDPLUS, INC.


By:  _______________________

Its: _______________________

QUEST DIAGNOSTICS VENTURES LLC


By:  _______________________

Its: _______________________

                  EXHIBIT C TO PROXY STATEMENT

                     COMMON STOCK WARRANT

THE SECURITY EVIDENCED HEREBY MAY NOT BE TRANSFERRED EXCEPT (I)
IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH 1 HEREOF AND (II) WITH EITHER (A) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR (B) SUCH REGISTRATION.

                     COMMON STOCK WARRANT

             To Purchase Shares of Common Stock of
                         MedPlus, Inc.

                        June 19, 2000

THIS CERTIFIES THAT, in consideration of $1.00 and other valuable consideration paid to MedPlus, Inc., an Ohio corporation (the "Company"), Quest Diagnostics Ventures LLC ("Holder") is entitled to subscribe for and purchase from the Company, as more specifically described below, 2,884,513 fully paid and nonassessable shares of the Company's common stock without par value at a price per share (the "Exercise Price") equal to $5.73 (such price equaling 110% times the Per Share Price specified in Section 2 of the Stock Subscription Agreement of even date (the "Subscription Agreement") between the Company and Holder). This Warrant is exercisable in any part after the Effective Date defined below and in no event at any time after the earlier of
(i) December 19, 2001 (18 months after the date of issuance) or
(ii) such time as Quest Diagnostics terminates that certain National Sales and Marketing Agreement, of even date herewith, by and between Quest Diagnostics, Inc. and the Company pursuant to
Section 1(b)(ii)(b)(1) thereof (the earlier of such dates referred to as the "Expiration Time"), whereupon the Warrant shall expire and may thereafter no longer be exercised.

This Warrant is subject to the following provisions, terms and conditions:

1. Exercise; Transferability. This Warrant shall first become exercisable on the date of issuance (the "Effective Date"). The rights represented by this Warrant may be exercised by the Holder, in whole or in part, by written notice of exercise delivered to the Company at its office at 8805 Governor's Hill Drive, Cincinnati, Ohio 452249 Attention: Secretary (or such other address as the Company may specify to Holder from time to time) five business days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed) at the principal office of the Company and upon payment of the Exercise Price as indicated below. This Warrant may not be transferred except to Quest Diagnostics Incorporated, a Delaware corporation (or its successor) or a wholly owned subsidiary of Quest Diagnostics Incorporated. Subject to the provisions of this Warrant, this Warrant may be exercised as follows: Upon presentation to the Company at the office specified in Section 1 of this Warrant with the subscription notice attached to this Warrant as Exhibit A duly completed, and upon payment of an amount equal to the product of the Exercise Price and the number of shares of common stock to be purchased, by, at the option of the Holder, (a) wire transfer to an account in a bank located in the United States designated for such purpose by the Company or (b) certified or official bank check, the Company will issue and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate consistent with the terms of the Subscription Agreement and this Warrant, a certificate for the shares of common stock issued upon such exercise. Notwithstanding the foregoing, the Holder cannot purchase more than 192,547 shares of common stock under this Warrant until such date, if any, as the Company's shareholders have approved the purchase by Holder of more than 20% of the Company's outstanding common stock as of the date hereof in accordance with Section 1701.831 of the Ohio Revised Code.

2. Issuance of Shares. The Company agrees that the shares purchasable hereunder shall be and are deemed to be issued to Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such shares as described herein. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised, shall be delivered to Holder within a reasonable time, not exceeding ten days after the rights represented by this Warrant shall have been so exercised. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except as otherwise expressly provided herein.

3. Covenants of Company. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of common stock is at all times equal to or less than the then effective purchase price per share of the common stock issuable pursuant to this Warrant. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant.

4.  Anti-Dilution Adjustments.

(a) If at any time prior to the Expiration Time the Company issues shares of its common stock (or securities convertible into common stock or options to purchase common stock) at a price per share less than the Exercise Price (other than as a result of the conversion of preferred stock outstanding on the date hereof or the exercise of options outstanding on the date hereof, all in accordance with the terms existing on the date hereof), then the Exercise Price shall be deemed to be reduced to equal the price per share at which such new shares are issued.

(b) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of common stock or declare a dividend payable in common stock or other securities of the Company (including options to purchase securities of the Company), the per share exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in common stock or other securities of the Company and each share of common stock purchasable upon exercise of this Warrant shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after the subdivision, combination or dividend payable in common stock. However, notwithstanding any provision to the contrary, no adjustment in the Exercise Price need be made under this Section 4(b) as a result of any such dividend if the Company issues or distributes to Holder script or other documentation entitling Holder upon exercise of this Warrant to receive the securities or property which Holder would have been entitled to receive had the Warrant been exercised prior to the happening of such event or the record date with respect thereto.

(c) No fractional shares of common stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

(d) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, or in the event of a distribution by the Company of its assets with respect to the common stock as a liquidating or partial liquidating dividend, then, as a condition of such reorganization, reclassification, consolidation, merger, sale or distribution, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger, sale or distribution not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

(e) If any circumstance or adjustment described in Section 4 hereof occurs, then within ten (10) days after such circumstance or adjustment, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5. Pre-emptive Rights. If, at any time prior to December 19, 2001 (whether or not this Warrant is exercisable or has previously been exercised in whole or in part), the Company proposes to issue any common stock (other than pursuant to (i) the exercise of this Warrant, (ii) the conversion of any preferred stock outstanding as of the date hereof, (iii) exercise of any stock purchase options or other warrants outstanding as of the date hereof or (iv) the exercise of any stock purchase options issued after the date hereof to any employee, director or officer of the Company), then the Company shall provide written notice to Holder describing the terms of such issuance and price of such common stock, whereupon Holder shall have a period of ten (10) days after receipt of such notice to purchase such number of shares of common stock, on such terms and at such price as proposed by the Company in connection with such issuance of common stock, as may be necessary to allow Holder to hold that number of shares of common stock representing a percentage of all outstanding common stock of the Company after such issuance of common stock equal to the percentage immediately prior to such issuance of all outstanding common stock of the Company (i) held by Holder or that would be held by Holder following the purchase at the Second Closing under the Subscription Agreement and (ii) subject to this Warrant immediately prior to such issuance. If, at any time prior to December 19, 2001 (whether or not this Warrant is exercisable or has previously been exercised in whole or in part), the Company proposes to issue any equity security other than common stock, then the Company shall provide written notice to Holder describing the terms of such issuance and price of such equity security, whereupon Holder shall have a period of ten (10) days after receipt of such notice to purchase such number of shares of such equity security, on such terms and at such price as proposed by the Company in connection with such issuance as may be necessary to allow Holder to hold that number of shares of such equity security representing a percentage of all outstanding shares of such equity security after such issuance equal to the percentage immediately prior to such issuance of all outstanding common stock of the Company (i) held by Holder or that would be held by Holder following the purchase at the Second Closing under the Subscription Agreement and (ii) subject to this Warrant
immediately prior to such issuance.   The closing of such purchase
shall occur at the same time as the closing of the sale to third parties of the common stock or other securities of the Company or, if later, the date this Warrant is first exercisable.

6. No Voting Rights. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company.

7. Notice of Transfer of Warrant or Resale of Shares. Holder, by acceptance hereof, agrees to give written notice to the Company before transferring any common stock issued upon the exercise hereof ("Warrant Shares"), of Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original transferee of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state law), the Company, as promptly as practicable, shall notify Holder of such opinions, whereupon Holder shall be entitled to transfer the Warrant Shares or to dispose of shares of common stock received upon the previous exercise hereof in accordance with the notice delivered by Holder to the Company, provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933. If, in the reasonable opinion of either of the counsel referred to in this paragraph 7, the proposed transfer or disposition described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of the Warrant Shares, the Company shall promptly give written notice thereof to Holder, and Holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of both such counsel, are permitted by law. Notwithstanding the foregoing, no opinion of counsel shall be required for any transfer of this Warrant to Quest Diagnostics Incorporated (or its successor) or a wholly owned subsidiary of Quest Diagnostics.

8. Fully Diluted. The Company represents that the shares purchasable under this Warrant represent (i) 30% of the shares of common stock of the Company outstanding on the date hereof on a fully-diluted basis, minus (ii) the 1,818,465 shares of MedPlus, Inc common stock purchasable by Holder pursuant to that certain Stock Subscription Agreement between the Company and Holder of even date herewith minus (iii) the 100,000 shares purchased by Holder from Richard A. Mahoney pursuant to a Stock Purchase Agreement of even date herewith. For purposes of this Warrant, the term fully-diluted means all shares of common stock which are actually issued and outstanding as of the date hereof, plus all shares of common stock issuable upon the conversion of all preferred stock outstanding on the date hereof (whether or not the preferred stock is convertible on the date hereof) and the exercise of all stock purchase options and warrants which are outstanding on the date hereof (whether or not the options or warrants are exercisable on the date hereof).

9.  Notice of Certain Events.

The Company will deliver (by first class mail postage prepaid) to the Holder of this Warrant written notice at least ten (10) days prior to the occurrence of the following events:

(a) the date on which a record is to be taken for the purpose of any dividend, distribution or grant of rights, or, if a record is not to be taken, the date as of which the shareholders of common stock of record to be entitled to such dividend, distribution or grant of rights are to be determined;

(b) the date on which a record is to be taken for the purpose of determining shareholders of common stock entitled to vote on any reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption; and

(c) the date, if any, as of which holders of record of the common stock will be entitled to exchange their common stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption.

10.  Replacement.   On receipt of evidence reasonably satisfactory
to the Company of the loss, theft, destruction or mutilation of this warrant and in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form to the Company or, in the case of mutilation, on surrender and cancellation of this warrant, the Company, at its expense, will execute and deliver in lieu of this Warrant a new warrant of like tenor.
11. Specific Performance. The Holder will have the right to specific performance by the Company of the provisions of this Warrant. The Company hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Company for specific performance of this Warrant by the Holder.

12. Listing. The Company will, at its own expense, from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents, orders and approvals of governmental agencies and authorities which are or become required or necessary so that any common stock, immediately upon its issuance upon the exercise of this Warrant, will be listed on each securities exchange, NASDAQ or other quotation services, if any, on which common stock of the Corporation is then listed.

IN WITNESS WHEREOF, MEDPLUS, INC. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of June 19, 2000.

MEDPLUS, INC.

By:_______________________

Its:______________________

EXHIBIT A


                     SUBSCRIPTION NOTICE

[To be executed only upon exercise of Warrant]




The undersigned registered owner of the attached Warrant irrevocably exercises the attached Warrant for the purchase of ___________ shares of common stock, without par value, of MedPlus, Inc. and herewith makes payment therefor, to the order of the Company in the amount of $________________ as payment of the Exercise Price in accordance with the terms set forth in Section 1.1.


Date:__________________, 20__.  (Holder's Signature
ASSIGNMENT FORM -- To be Executed By the Registered Holder in
Order to Transfer the Warrant.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers ___ of the Warrants represented by the attached Warrant Certificate unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee:__________________) (Social Security or other identifying number of assignee: ________________) and does irrevocably constitute and appoint ________________________ attorney to transfer the Warrant Certificate on the records of the Company with full power of substitution in the premises.

Date:__________________, 20__.      ________________________
                                    (Holder's Signature)




PLEASE NOTE: The signature(s) to the Purchase Form or the Assignment Form must correspond to the name as written upon the face of the Warrant Certificate in every particular without alteration or enlargement or any change whatsoever.

                  SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                          MedPlus, Inc.
      (Name of Registrant as Specified In Its Charter)


                               N/A
(Name of Person(s) Filing Proxy Statement if other than the
                          Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.  [I don't have fee calc. info]

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11

1) Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed: